UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.
CSS Industries, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”), dated as of June 28, 2019, with Varana Capital LLC, Varana Capital Partners, LP, Varana Capital Focused, LP, Stone Bay Varana, LLC, Philip R. Broenniman and Ezra M. Gardner (collectively, the “Investor Group”) regarding the membership and composition of the Board of Directors of the Company (the “Board”).
Pursuant to the Cooperation Agreement, the Company agreed, among other things, to (i) increase the size of its membership from eight (8) to ten (10) members; (ii) appoint Philip Broenniman and David Silver (collectively, the “New Directors”) to the Board with a term expiring at the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and until their respective successors are duly elected and qualified; and (iii) cause a slate of nine (9) nominees to be recommended by the Board and to stand for election at the 2019 Annual Meeting, which slate shall include (x) seven (7) members of the Board who are on the Board prior to the execution of this Agreement, to be selected by the members of the Board who are on the Board prior to the execution of this Agreement, and (y) the New Directors.
Under the terms of the Cooperation Agreement, the Stockholder Group agreed, among other things, not to bring any nominations, stockholder proposals, or other business before or at the 2019 Annual Meeting or at any time thereafter during the Standstill Period (as defined below). In addition, the Cooperation Agreement provides that, at the 2019 Annual Meeting, the Stockholder Group will vote all of their shares of the Company’s common stock, par value $0.10 per share (“Common Stock”), in favor of the election of directors nominated by the Board and certain other specified proposals.
The Cooperation Agreement includes certain restrictions applicable from June 28, 2019 until the date that is the earlier of (x) thirty (30) calendar days prior to the expiration of the advance notice period for the submission by the Company’s stockholders of director nominations for consideration at the 2020 Annual Meeting of Stockholders (as such advance notice period is calculated in the advance-notice provisions of the Company’s Amended and Restated Bylaws in effect on the date hereof), and (y) one hundred (100) calendar days prior to the first anniversary of the 2019 Annual Meeting (the “Standstill Period”).
During the Standstill Period, the Stockholder Group is restricted from, among other things, engaging in any solicitation of proxies or written consents to vote any shares of Common Stock at the 2019 Annual Meeting, initiating, encouraging or participating in any “vote no,” “withhold” or similar campaign relating to the Company in connection with the 2019 Annual Meeting, and seeking the removal of any director from the Board. The Company and the Stockholder Group have also agreed to certain non-disparagement provisions.
The Stockholder Group is the beneficial owner in the aggregate of 360,750 shares of the Common Stock as of June 28, 2019.
The foregoing description of the Cooperation Agreement is subject to and qualified in its entirety by reference to the full text of the Cooperation Agreement, which is filed as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The New Directors will participate in the same compensation arrangements as the Company’s other non-employee directors. For their service as a non-employee director, Messrs. Broenniman and Silver will each receive an annual fee of $52,500, plus an additional annual fee of $4,000 and $5,000, respectively, for their service on committees of the Board, as noted below. In addition, each will receive attendance fees if he attends more than twelve Board meetings in a given fiscal year, and if he attends more than a specified number of committee meetings in a given fiscal year. Attendance fees are equal to $1,500 for each meeting attended in excess of the relevant threshold, except that the fee for attendance at meetings held telephonically and of not more than one hour in duration is $750.00. Further, all non-employee directors, including Messrs. Broenniman and Silver, are eligible to receive equity compensation awards under the Company’s 2013 Equity Compensation Plan.
Other than the Cooperation Agreement, there are no arrangements or understandings between Mr. Broenniman or Mr. Silver and any other persons pursuant to which either was selected as a director. Further, with respect to Mr. Broenniman and Mr. Silver and members of their respective immediate families, there have been no past transactions, and there are no currently proposed transactions, described in Item 404(a) of Regulation S-K. The New Directors have been appointed to all committees of the Board with the exception of the Audit and Executive Committees, including Mr. Silver on the Human Resources Committee and Mr. Broenniman on the Nominating and Governance Committee.

Item 7.01 Regulation FD Disclosure.
On July 1, 2019, the Company issued a press release announcing its entry into the Cooperation Agreement. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1
Cooperation Agreement, dated as of June 28, 2019, by and among CSS Industries, Inc., Varana Capital LLC, Varana Capital Partners, LP, Varana Capital Focused, LP, Stone Bay Varana, LLC, Philip R. Broenniman and Ezra M. Gardner.

99.2	Press Release of CSS Industries, Inc. dated as of July 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	July 3, 2019	By:	/s/ William G. Kiesling
William G. Kiesling
Senior Vice President – Legal and Licensing

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